REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 2000, between the investor or investors signatory hereto (each an "Investor" and together the "Investors"), and Worldwide Wireless Networks, Inc., a Nevada corporation (the "Company").

          WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investors are purchasing from the Company, pursuant to a Convertible Debentures and Warrants Purchase Agreement dated the date hereof (the "Purchase Agreement"), $1,000,000 principal amount of 7% Convertible
Debentures and Warrants to purchase shares of the Company's Common Stock (capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

          WHEREAS, the Company desires to grant to the Investors the registration rights set forth herein with respect to the Conversion Shares of Common Stock issuable upon conversion of or as interest upon the Convertible Debentures and shares of Common Stock issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement (hereinafter referred to as the "Stock" or "Securities" of the Company).

          NOW,  THEREFORE,  the  parties  hereto  mutually  agree  as  follows:

          Section  1.  Registrable  Securities.  As  used  herein  the  term
                       -----------------------
"Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the Commission, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

          Section  2.  Restrictions on Transfer.  Each Investor acknowledges and
                       ------------------------
understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. Each Investor understands that no disposition or transfer of the Securities may be made by Investor in the absence of (i) an opinion of counsel to the Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or
(ii)  such  registration.

               With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (a)  comply  with the provisions of paragraph (c)(1) of Rule 144;

               (b) file with the Commission in a timely manner all reports and other documents required to be filed with the Commission pursuant to Section 13 or 15(d) under the Exchange Act by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements; and

               (c) Upon request by the Transfer Agent, the Company shall provide the Transfer Agent an opinion of counsel, which opinion shall be reasonably acceptable to the Transfer Agent, that the Investor has complied with the applicable conditions of Rule 144 ( or any similar provision then in force) under the Securities Act.

          Section  3.  Registration  Rights  With  Respect  to  the  Securities.
                       --------------------------------------------------------

               (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within twenty (20) calendar days after the Closing Date a registration statement (on Form S-3, or other appropriate registration statement form) under the Securities Act (the
"Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Investors, so as to permit a public offering and resale of the Securities under the Act by the Investors as selling stockholders and not as underwriters. Further, the Company agrees that it will provide the Investors a draft of the Registration Statement on the first date that said draft is reasonably available.

               The Company shall cause such Registration Statement to become effective within sixty (60) calendar days from the Closing Date, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness (if the SEC conducts a "full review" of the Registration Statement such period shall be extended another 30 calendar days). The number of shares designated in the Registration Statement to be registered shall include all the Warrant Shares and at least 200% of the shares which would be required to be issued upon the conversion of the Convertible Debentures at the Conversion Price on the date of the filing of the Registration Statement and such number of shares as the Company deems prudent for the purpose of issuing shares of Common Stock as interest on the Convertible Debentures, and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Investors of the effectiveness of the Registration Statement within one Trading Day of such event. In the event that the number of shares so registered shall prove to be insufficient to register the resale of all of the Securities, then the Company shall be obligated to file, within fifteen (15) days after the day on which the number of Securities registered for public offering and resale by the Investors is less than 125% of the number of

Securities (calculated at the Conversion Price on such date) held by the Investors on such date, a further Registration Statement registering such remaining shares and shall use diligent best efforts to prosecute such additional Registration Statement to effectiveness within sixty (60) days of the date of such notice. Additionally, in the event the number of shares registered initially shall prove to be insufficient to register the resale of all of the Securities until such further registration, then the shares registered initially shall apply pro-rata among all of the Investors. However, if Investors fail to provide to the Company any information reasonably required for said Registration Statement within five (5) Trading Days of the request, the time requirements hereunder shall be extended by such number of days beyond such date during which the Investors have failed to deliver such information and any liquidated damages due hereunder shall be reduced by such number of days.

               (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that none of the Securities covered by such Registration Statement are or may become issued and outstanding,
(ii) the date that all of the Securities have been sold pursuant to such Registration Statement, (iii) the date the Investors receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investors, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor (the "Effectiveness Period"), or (vi) three (3) years from the Effective Date.

               (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of their counsel. The Investors and their counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Investor with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall use its best efforts to qualify any of the securities for sale in such states as any Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investors with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investors.

               (d) The Company shall not be required by this Section 3 to include an Investor's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Investor and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Investor and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

               (e) In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the Commission within twenty (20) business days from the Closing Date, (ii) such Registration Statement is not declared effective by the Commission within sixty
(60) calendar days from the Closing Date (or 90 calendar days in the event of a "full review") or five (5) days of clearance by the Commission to request effectiveness, (iii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 3(b) above or (iv) the additional Registration Statement referred to in Section 3(a) is not filed within fifteen (15) days or declared effective within sixty (60) days as set forth therein (each a "Registration Default") then the Company will pay Investor (pro rated on a monthly basis) in cash or, at the option of the Investor, in shares of Common Stock at the Conversion Price (as defined in the Certificate of Designations) on the Trading Day prior to the date of payment, as liquidated damages for such failure and not as a penalty two percent (2%) of the aggregate market value of shares of Common Stock purchased from the Company (including the Conversion Shares which would be issuable upon conversion of the Convertible
Debentures on any date of determination, and whether or not the Convertible Preferred Shares are then Convertible pursuant to their terms) and held by the Investor for each month thereafter until such Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), two percent (2%) of the aggregate market value of shares of Common Stock purchased from the Company and held by the Investor (including the Conversion Shares which would be issuable upon conversion of the Convertible Debentures on any date of determination, and whether or not the Convertible Debentures are then convertible pursuant to their terms) for each month thereafter (regardless of whether one or more such Registration Defaults are then in existence) until such Registration Statement has been declared effective. Further, in the event the Company fails to file the Registration Statement within twenty business days from the Closing, each investor, in its sole discretion, may elect to deem such failure as an Event of Default as pursuant to the Convertible Debenture and consider such Convertible Debenture immediately due and payable. Such payment of the liquidated damages shall be made to the Investors in cash, within five
(5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The market value of the Common Stock for this purpose shall be the closing price (or last trade, if so reported) on the Principal Market for each day during such Registration Default. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of an filed Registration Statement or the ability of an Investor to use an otherwise effective Registration Statement to effect resales of Securities during the period after forty-five (45) days and within ninety
(90) days from the end of the Company's fiscal year resulting solely from the need to update the Company's financial statements contained or incorporated by reference in such Registration Statement shall not constitute a Registration
Default  and  shall  not  trigger  the  accrual of liquidated damages hereunder.

               If the Company does not remit the payment to the Investors as set forth above, the Company will pay the Investors reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit the Investors' other rights or remedies as set forth in this Agreement.

               (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3.

               (g) If at any time or from time to time after the effective date of any Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Investors shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investors receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than twenty (20) days in the aggregate during any twelve month period, during the period the Registration Statement is required to be in effect, and if such period is exceeded, such event shall be a Registration Default and subject to liquidated damages as set forth in Section 3(e) hereof. If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company's obligation to file such Registration Statement shall be delayed without penalty for not more than twenty (20) days, and such delay or delays shall not constitute a Registration Default. Such twenty (20) day period shall not be in addition to
                                                           ---
the twenty (20) day period allowed during the period the Registration Statement is required to be in effect. The Company must, if lawful, give the Investors notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

               (h)     "Potential  Material  Event"  means any of the following:
(a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

          Section  4.  Cooperation  with  Company.  The Investors will cooperate
                       --------------------------
with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investors and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Investor to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the Commission will permit to be registered without naming the Investors as underwriters. Any delay or delays caused by the Investors by failure to cooperate as required hereunder shall not constitute a Registration Default.

          Section  5.  Registration  Procedures.     If and whenever the Company
                       ------------------------
is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Investors' assistance and cooperation as reasonably required with respect to each Registration Statement:

               (a)(i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement whenever the Investors shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (b)(i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investors as required by Section 3(c) and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (ii) furnish to each Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Investor;

               (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition in such jurisdiction of the Registrable
Securities  owned  by  such  Investor;

               (d) list such Registrable Securities on the Principal Market, if the listing of such Registrable Securities is then permitted under the rules of such Principal Market;

               (e) notify each Investor at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, subject to Section 3(g), and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible and during such period, the Investors shall not make any sales of Registrable Securities pursuant to the Registration Statement;

               (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

               (g) cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investors may request; and, within three (3) Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

               (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

               (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

               (j)     maintain  a  transfer  agent and registrar for its Common
Stock.

          Section  6.  Indemnification.
                       ---------------

               (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Investors and each person, if any, who controls an Investor within the meaning of the Securities Act (each a "Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof or (ii) by such Investor's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto. This indemnity agreement will be in addition to any liability, which the Company may otherwise have.

               (b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability, which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

               (c)     Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

          All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).

          Section  7.  Contribution.  In order to provide for just and equitable
                       ------------
contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 7, in no event shall any (i) Investor be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

          Section  8.     Notices.  All  notices,  demands,  requests, consents,
                          -------
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth in the Purchase Agreement or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. Either party hereto may from time to time change its address or facsimile number for notices under this
Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

          Section  9.  Assignment.  This Agreement is binding upon and inures to
                       ----------
the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Investors under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from an Investor, as otherwise permitted by the Purchase Agreement.

          Section  10.  Additional Covenants of the Company.  The Company agrees
                        -----------------------------------
that at any time that the Registration Statement, is on Form S-3, for so long as it shall be required to maintain the effectiveness of such registration statement it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

          Section  11.  Counterparts/Facsimile.  This  Agreement may be executed
                        ----------------------
in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

          Section  12.  Remedies.  The  remedies  provided in this Agreement are
                        --------
cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

          Section 13.  Conflicting Agreements.  The Company shall not enter into
                       ----------------------
any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

          Section  14.  Headings.  The  headings  in  this  Agreement  are  for
                        --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section  15.  Governing  Law,  Arbitration.  This  Agreement  shall be
                        ----------------------------
governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty
(30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the non-prevailing party in any such injunctive proceeding shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such injunctive proceeding.

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this __ day of June, 2000.

                                         WORLDWIDE  WIRELESS  NETWORKS,  INC.


                                         By:
                                            ------------------------------------
                                                Jack Tortorice, Chairman & CEO



                                         INVESTORS:

                                         AMRO  INTERNATIONAL,  S.A.


                                         By:____________________________________
                                                H.U.  Bachofen,  Director


                                         TRINITY  CAPITAL  ADVISORS,  INC.


                                         By:  __________________________________
                                                Gene Jung, Managing Director





[TYPE]EX-10.12 EMPLOYMENT AGREEMENT WITH CHARLES BREAM DATE
               JANUARY 1, 2000

  OFFICER/DIRECTOR EMPLOYMENT CONTRACT

This contract for employment of an officer and/or director (the "agreement") is entered into between Pacific Link Internet, Inc., a California corporation d.b.a. "Global Pacific Internet" as a subsidiary of Worldwide Wireless Networks, Inc., a Nevada corporation, with its principal place of business located at 770 The City Drive South, Suite 3400, Orange, California 92868 (hereinafter known collectively as the "employer"), and Charles C. Bream, an individual.

        ARTICLE 1.  TERM OF EMPLOYMENT

        Specified Period

Section 1.01 Employer hereby employs employee and employee hereby accepts employment with employer for a period of five (5) years, beginning on January 1, 2000, and terminating on December 31, 2004.

        Automatic Renewal

Section 1.02 This agreement shall be renewed automatically for Four (4) additional consecutive terms of One (1) year each, unless either party gives notice to the other at least Ninety (90) days prior to the expiration of any term of its intention not to renew.

        "Employment Term" Defined

Section 1.03 As used herein, the phrase "employment term" refers to the entire period of employment of employee by employer hereunder, whether for the periods provided above, or whether terminated earlier, renewed, or otherwise extended by mutual agreement of the parties.

  ARTICLE 2.  DUTIES AND OBLIGATIONS OF EMPLOYEE
General Duties

Section 2.01 Employee shall serve as President and COO (Chief Operating Officer) for an interim period of sixty (60) days from the
initiation date of this contract.   After such time, employee shall
transition to the position of CEO (Chief Executive Officer) and remain in that position until termination of this contract by lapse
of time or other provisions provided for hereunder.   Employee shall
also become a member of the Board of Directors as of the date of this agreement. In his capacity as President and COO, employee shall use his best efforts and do and preform all services, acts, or things necessary or advisable to manage and conduct the business of employer, subject at all times to the policies set by Employer's Board of Directors and subject to the consent of the Board of Directors when required by the terms of this agreement. During this interim period, employee and the company through its officers, managers and Board of Directors, shall develop and agree upon a "point sheet," to be signed by the parties hereto and attached to this agreement as Exhibit "A" prior to employee taking his position as CEO, said "point sheet" to contain an outline, listing and description of the duties, authorities, obligations, rights and responsibilities (relative to other officers, managers and directors) of the CEO position assumed by employee.

        Devotion to Employer's Business

Section 2.02 Unless agreed to in writing by employer, (a) employee shall devote his entire productive time, ability, energies, and attention to the business of employer during the term of this contract.(b) Employee shall not engage in any other business duties or pursuits whatsoever, or directly or indirectly render any services of a business, commercial or other professional nature to any other person or organization, for compensation in wages, equity or otherwise, for any period of time longer than two calendar weeks, without the prior written consent of employer's Board of Directors.
(c) This agreement shall not be interpreted to prohibit employee from making passive personal investments or conducting private business affairs if those activities do not materially interfere with the services required under this agreement. However, employee shall not directly or indirectly acquire, hold or retain any interest in excess of five (5%) per cent in any business directly competing with the business of employer.

        Indemnification for Negligence or Misconduct

Section 2.03 Employee and employer agree to mutually indemnify the other and to hold the other harmless from liability for loss, damage, or injury to persons or property resulting from any breach of this agreement by the other, the definition of said breach to include but not be limited to negligence, gross negligence, or other misconduct

        Trade Secrets

Section 2.04 (a) The parties acknowledge and agree that during the term of this agreement and in the course of the discharge of the duties hereunder, Employee shall have access to and become acquainted with information concerning the operation and process of Employer, including without limitation, financial, personnel, sales, scientific, and other information that is owned by or proprietary to Employer and regularly used in the operation of Employer's business, and that such information constitutes trade secretes.
(b) Employee specifically agrees that he shall not misuse, misappropriate, or disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of the agreement or at any other time thereafter, except as is required in the course of his employment hereunder.

(c) Employee acknowledges and agrees that the sale or unauthorized use or disclosure of any of Employer's trade secrets obtained by Employee during the course of his employment under this agreement, including information concerning Employer's current or any future and proposed work, services, or products, the fact that any such work, services, or products are planned, under consideration, or in production, as well as any descriptions thereof (Proprietary Information), constitute unfair competition. Employee promises and agrees not to engage in any unfair competition utilizing Employer's Proprietary Information.

(d) Employee further agrees that all files, records, documents, drawings, specifications, equipment, and similar items relating to Employer's business are and shall remain exclusively the property of Employer.


        ARTICLE 3.  OBLIGATIONS OF EMPLOYER

Section 3.01 Employer shall provide Employee with office facilities, parking privileges, office equipment, supplies and other facilities and services, suitable to Employee's position and adequate for the performance of his duties.

        Indemnification of Losses of Employee

Section 3.02 Employer shall indemnify Employee for all loses sustained by Employee in direct consequence of the discharge of his duties on Employer's behalf.

        ARTICLE 4.  COMPENSATION OF EMPLOYEE

        Annual Salary

Section 4.01 (a) As compensation for the services to be performed hereunder, Employee shall receive a guaranteed salary at the rate of One Hundred Twenty Thousand ($120,000.00) dollars per year during the employment term, to be paid pro rata two times per month. Said salary shall be reviewed and renegotiated every three (3) months with the Directors of Employer. In the event Employer's financial condition is such that it does not have the funds necessary to pay Employee and the salaries of the two other top paid executives for a period of two (2) consecutive months, Employer may, by action of its board of directors, reduce Employee's salary by 50%, until such time as Employer's financial condition improves. However, any such reduction shall be on par with and at an equal pro rata reduction with, the other two top paid executives of Employer. In such event, Employer shall, at the request of Employee, provide Employee with financial data in support of such action. All funds not paid during this period shall be repaid to Employee by Employer on a "best
efforts" basis.   However, if such repayment does not occur within
6 months, Employee may elect to take the lost income in the form of a stock grant under the same pricing, terms and conditions set forth in Section 5.01 of this agreement.

        Tax Withholding

Section 4.02 Employer shall have the right to deduct or withhold from the compensation due to Employee hereunder any and all sums required for federal income and Social Security taxes and all state and local taxes now applicable or that may be enacted and become applicable in the future.





         ARTICLE 5.  EMPLOYEE INCENTIVES
        Restricted Stock Options
Section 5.01 Employee shall receive Five Hundred Eighty Thousand (580,000) restricted cashless options at a strike price of Three
Dollars ($3.00) drawn from the company's Employment Stock Option Program. The stock will vest as follows:
a)        One Hundred Thousand (100,000) shares will vest in full upon
the date of                 this agreement.
b)        Twenty Thousand (20,000) shares will vest each month, with the basis being the average of the last five (5) trading days of the month, for the first twenty four (24) months of employment, totaling Four Hundred Eighty Thousand (480,000) options.
The option/exercise period shall be from the date of vesting through the date seven (7) years from the date of vesting.  However, the date of vesting shall accelerate, and all stock options contemplated pursuant to this clause shall vest immediately, at the strike price in effect on the date of acceleration,  upon the occurrence of any of the following:Termination for cause pursuant to this contract; Termination without cause pursuant to this contract;
        Any event that could jeopardize the above referenced vesting
        schedule of remaining         options, including but not limited
        to         any change in the material terms of, or rights and
        obligations contained in, this employment agreement, or any
        sale, merger, takeover or         change in control of the
        stock of company such that any single shareholder or group of shareholders in concert and acting together shall gain control of 51% or more of the outstanding shares of company.

        Incentive Stock Option Program

Section 5.02 If the Board of Directors of Employer elects to institute an Incentive Stock Option program, or other stock program not currently in effect, Employee shall be eligible to participate in said program under the guidelines set forth, and continue to participate in the Employment Stock Option Program, the Board may elect to reduce Employee's participation in any such incentive stock option program by 25% vis a vis other officers or directors during the first two years of employee's employment. However, this reduction can only apply to one stock option program if multiple programs are in place.

        Performance Bonus Eligibility

Section 5.03 Employer does not now maintain, but agrees to assemble and propose to its Board of Directors, during and covering the calendar year 2000, an Annual Performance Bonus Plan to include Employee and such other top executives of Employer as the Board shall deem appropriate, subject to the limitations set forth in
Section 5.02, above.







         ARTICLE 6.  EMPLOYEE BENEFITS

        Annual Vacation

Section 6.01. Employee shall be entitled to three (3) weeks vacation each year, and those business days that fall between Christmas and New Year's day, without loss of compensation.
Employee may be absent from his employment for vacation only at such times as Employer's Board of Directors shall determine form time to time. In the event that Employee is unable for any reason to take the total amount of vacation days authorized therein during the year, he shall be entitled to use such un-taken vacation days in the next year of employment.

        ARTICLE 7.  BUSINESS EXPENSES

        Reimbursement of Business Expenses

Section 7.01 (a) Employer shall promptly reimburse Employee for all reasonable business expenses incurred by Employee in connection with the business of Employer. (b) Each such expenditure shall be reimbursable only if it is of a nature qualifying it as proper deduction on the federal and state income tax return of Employer.
(c) Each such expenditure shall be reimbursable only if Employee furnishes to Employer adequate records and other documentary evidence required by federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such expenditure as an income tax deduction. Notwithstanding the forgoing, Employee shall not incur expenses in excess of Five Hundred ($500.00) dollars, excluding expenses incurred in connection with travel outside of the metropolitan Los Angeles area, without obtaining the prior consent of Employer, which consent shall not be unreasonably withheld or delayed.
(d) Employee shall be reimbursed for the use of his privately owned vehicle at $500 per month. If business mileage exceeds this, he will also be reimbursed for the difference at standard government rates.

        Repayment of Disallowed Expenses

Section 7.02. In the event that any expenses paid for Employee or any reimbursement of expenses paid to Employee shall, on audit or other examination of employer's income tax returns, be determined not to be allowable deductions from Employer's gross income because of Employee's misrepresentation or characterization of such expenses, and in the further event that this determination shall be acceded to by the Employer or made final by the appropriate federal or state taxing authority or a final judgment of a court of competent jurisdiction, and no appeal is taken from the judgment or the applicable period for filing notice of appeal has expired, Employee shall repay to Employer the full amount of the disallowed expenses.







        ARTICLE 8.  RELOCATION OF EMPLOYEE

Section 8.01.  Employee shall be reimbursed Five Hundred Dollars
($500.00) per month for temporary lodging while relocating, up to a maximum period of six months from the effective date of this agreement.

Section 8.02 Employee shall be reimbursed for one trip to Virginia every three weeks while relocating, with roundtrip airfares of no more than $450.00, for a maximum period of six months. Employee's Spouse may take one or more of these trips in the place of Employee, under the same conditions of this Section.

Section 8.03 Employee will be reimbursed for realtor fees, up to 3 % of the sale price, on the sale of his home in Virginia. If realtor fees exceed 3% of the sale price, the difference will be reimbursed to Employee by a stock grant under the same terms and conditions set forth herein under Section 5.01.

Section 8.04 Employee will be reimbursed for moving and shipping costs related to relocation up to a maximum of Twelve Thousand Five Hundred Dollars ($12,500.00).

        ARTICLE 9.  TERMINATION OF EMPLOYMENT

        Termination for Cause

Section 9.01. (a) Employer reserves the right to terminate this agreement if Employee 1) willfully breaches any of the terms of this agreement; 2) habitually neglects the duties which he is required to perform under the terms of this agreement, including those set forth in Exhibit "A," to be attached hereto after agreement of the parties but prior to assumption of the CEO position; 3) or commits such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his duties. (b) Employer may at its option terminate this agreement for the reasons stated in this section by giving written notice of termination to Employee without prejudice to any other remedy to which employer maybe entitled either at law, in equity, or under this agreement. Notwithstanding the foregoing, as a condition precedent to such termination, Employer shall have provided Employee with written notice of his breach, setting forth in detail the cause thereof, and providing Employee with an opportunity to respond to such claim and be heard upon his response by a meeting of the Board of Directors. In terminating Employee for cause, Employer shall further follow and adhere to any procedures and guidelines set forth in Employer's "Employee Handbook" in addition to the termination requirements set forth herein. If there are any conflicting terms or conditions regarding termination between the Handbook and this agreement, the agreement shall prevail, whether termination is for cause or without cause.
(c) The notice of termination required by this section shall specify the ground for the termination and shall be supported by a statement of relevant facts.
(d)Termination under this section shall be considered "for cause" for the purposes of this agreement.



        Termination Without Cause

Section 9.02 Notwithstanding any other termination clause hereunder, and unfettered by any requirements or procedures set forth in Employer's "Employee Handbook," Employer may terminate Employee without cause, upon thirty (30) days notice, but shall at that time become obligated to pay to Employee a severance payment equal to six (6) months of salary at the rate applicable on the date of notice of termination. In such event, Employer shall also be required to continue to furnish, under the Employee's existing health plan, health insurance, for a period of one year from the date of termination, or until such time as Employee is offered or eligible for health insurance from any other employer.

        Termination by Employee

Section 9.03. Employee may terminate his obligations under this agreement by giving the Employer at least Thirty (30) days notice in advance. In the event Employee shall terminate his obligations hereunder, Employee shall not be entitled to any payment of unpaid annual salary from Employer, any other severance, or continuation of health benefits as provided in Section 9.02, above.

        ARTICLE 10.  GENERAL PROVISIONS

        Notices

Section 10.01. Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this agreement, but each party may change that address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notice shall be deemed communicated as of the date of mailing.

        Attorney's Fees and Costs

Section 10.02. If any action at law or in equity is necessary to enforce or interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which that party may be entitled. This provision shall be construed as
applicable to the entire agreement.   The parties hereto agree that
the Superior Court of Orange County shall have and retain exclusive jurisdiction over any dispute under this agreement, and California law shall govern in any controversy arising.

        Consents

Section 10.03. Employer agrees that all consents required of it hereunder shall neither be unreasonably withheld nor delayed.



        Entire Agreement

Section 10.04. This agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by Employer and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party to this agreement acknowledges that no representation, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding on either party.



        Modifications

Section 10.05. Any modification of this agreement will be effective only if it is in writing and signed by the party to be charged.

        Effect of Waiver

Section 10.06. The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

        Partial Invalidity

Section 10.07. If any provision in this agreement is held by court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provision shall nevertheless continue in full force without being impaired or invalidated in any way.

        Facsimile Signatures

Section 10.08 Any signed copy of this agreement or of any other document or agreement referred to herein, or copy or counterpart thereof, delivered by facsimile transmission, shall for all purposes be treated as if it were delivered containing an original manual signature of the party whose signature appears in the facsimile, and shall be binding upon such party in the same matter as though an originally signed copy had been delivered.



 Executed on                      , 2000, at Orange, California.

 Employer :
 Worldwide Wireless Networks, Inc., a Nevada Corporation
 Pacific Link Internet, Inc., a California corporation d.b.a. Global Pacific Internet by:
 its:


 Executed on                      , 2000, at Orange, California.

 Employee :


 Charles C. Bream


[TYPE]EX-10.13 CONSULTANT AGREEMENT, DATED JULY 12, 2000 BETWEEN
               WORLDWIDE WIRELESS AND COLUMBIA FINANCIAL GROUP

CONSULTANT AGREEMENT

        Columbia Financial Group is an investor relations, direct marketing, publishing, publicrelations and advertising firm with expertise in the dissemination of information about publicly traded companies. Also in the business of providing investor relations services, public relations, services, publishing, advertising services, fulfillment services, as well as Internet related a services.

        Agreement made this 12th day of July 2000, between Worldwide Wireless Networks, Inc. (hereinafter referred to as "Corporation"), and Columbia Financial Group, Inc. (hereinafter referred to as "Consultant"), (collectively referred to as the "Parties"):Recitals:

        The Corporation desires to engage the services of the Consultant to perform for the Corporation consulting services regarding all phases of the Corporation's "Investor Relations" to include direct investor relations and broker/dealer relations as such may pertain to the operation of the Corporation's business.

        The Consultant desires to consult with the Board of Directors, the Officers of the Corporation, and certain administrative staff members of the Corporation, and to undertake for the Corporation consultation as to the company's investor relations activities involving corporate relations and relationships with various broker/dealers involved in the regulated securities industry.

AGREEMENT

1. The respective duties and obligations of the contracting Parties shall be for a period of twelve (12) months commencing on the date first appearing above. This Agreement may be terminated by either party only in accordance with the terms and conditions set forth in Paragraph 8.

Services Provided by Consultant

2. Consultant will provide consulting services in connection with the Corporation's "investor relations" dealings with NASD broker/dealers and the investing public. (At no time shall the Consultant provide services which would require Consultant to be registered and licensed with any federal or state regulatory body or self-regulating agency.) During the term of this Agreement, Consultant will provide those services customarily provided by an investor relations firm to a Corporation, including but not limited to the following:

(a) Aiding the Corporation in developing a marketing plan directed at informing the investing public as to the business of the Corporation; and

(b) Providing assistance and expertise in devising an advertising campaign in conjunction with the marketing campaign as set forth in
(1) above; and

(c) Advise the Corporation and provide assistance in dealing with institutional investors as it pertains to the Corporation's offerings of its securities; and

(d) Aid and assist the Corporation in the Corporation's efforts to secure "market makers" which will trade the Corporation's stock to the public by providing such information as may be required; and

(e) Aid and advise the Corporation in establishing a means of securing nationwide interest in the Corporation's securities; and

(f) Aid and assist the Corporation in creating an "institutional site program" to provide ongoing and continuous information to fund managers; and

(g) Aid and consult with the Corporation in the preparation and dissemination of press releases and news announcements; and

(h) Aid and consult with the Corporation in the preparation and dissemination of all "due diligence" packages requested by and furnished to NASD registered broker/dealers, the investing public, and/or other institutional and/or fund managers requesting such information from the Corporation.

Compensation

3. In consideration for the services provided by Consultant to the Corporation, the Corporation shall on behalf of the Consultant cause to be vested, (hereinafter "delivered") at the signing of this Agreement 25% or one-quarter of the warrants as set forth below, and the balance of the warrants will be delivered on or before the beginning of the third quarter of the Agreement. All such warrants delivered shall have a term of five years and shall have preferred, "piggy back" registration rights. The warrants shall be issued at the following exercise price:

200,000 warrants at $3.75 per share
200,000 warrants at $4.00 per share
200,000 warrants at $4.50 per share

        In addition to the warrants state above, Columbia Financial Group shall receive 200,000 shares of restricted stock.


Columbia Financial Group

Compliance

4. At the time consultants give notice to the Company or execution of the Warrants referred to in #3, Compensation above, common shares underlying the warrants, delivered by the Corporation to Consultant will, at that particular time be free trading, or if not, the shares shall be incorporated in the next registration statement filed by the Corporation. The warrants shall have "piggy back" registration rights and will, at the expense of the Corporation, be included in said registration statement in a timely manner.

Representation of Corporation

5. (a) The Corporation, upon entering into this Agreement, hereby warrants and guarantees to the Consultant that to the best knowledge of the Officers and Directors of the Corporation, all statements, either written or oral, made by the Corporation to the Consultant are true and accurate, and contain no misstatements of a material fact. Consultant acknowledges that estimates of performance made by Corporation are based upon the best information available to Corporation officers at the time of said estimates of performance. The Corporation acknowledges that the information it delivers to the Consultant will be used by the Consultant in preparing materials regarding the Company's business including but not necessarily limited to, its financial condition, for dissemination to the public. Therefore, in accordance with Paragraph 6, below, the Corporation shall hold harmless the Consultant from any and all errors, omissions, misstatements, except those made in a negligent or intentionally misleading manner in connection with all information furnished by the Corporation to Consultant.

(b) Consultant shall agree to release information only with written or verbal approval of the company.

6. Worldwide Wireless Networks, Inc.
1. Authorized 50 million shares
2. Issued 12,058,838 shares
3. Outstanding 12,058,833 shares
4. Free trading (float) 4.1 million shares (approx.)
5. Shares subject to Rule 144 restrictions 8 million shares
(approx.)

Columbia Financial Group

Limited Liability

7. With regard to the services to be performed by the Consultant pursuant to the terms of this Agreement, the Consultant shall not be liable to the Corporation, or to anyone who may claim any right due to any relationship with the Corporation, for any acts or omissions in the performance of services on the part of the Consultant, except when said acts or omissions of the Consultant are due to its willful misconduct or culpable negligence.

Termination

8. This Agreement may be terminated by either party upon the giving of not less than thirty (30) days written notice, delivered to the parties at such address or addresses as set forth in Paragraph 9, below. In the event this Agreement is terminated by the Corporation, compensation paid by the Corporation pursuant to paragraph 3 above, to the Consultant to the date of termination
(or through the end of the month during which notice of termination is delivered). In the event this Agreement is terminated by consultant, compensation shall be reimbursed to Corporation as follows:

The Agreement will be divided into four equal quarters. If termination occurs within the first quarter or initial ninety (90) days of the Agreement the Consultants will have no obligation to return any of the initial compensation of the contract pursuant to paragraph 3 above. Each and every subsequent quarter of the Agreement will have an equal amount of compensation. If termination occurs within any quarter of the Agreement the Consultants will return a pro rata amount based on a 90 day quarter.

The valuation of said shares for purposes of repayment of shares, shall be the bid price of said shares as of the date shares are tendered back to the Corporation. If there is no bid price, then the price shall be agreed to, by separate writing to be determined by the parties upon the execution of this agreement.

Notices

9. Notices to be sent pursuant to the terms and conditions of this agreement shall be sent as follows:

Timothy J. Rieu                        Jack Tortorice
Columbia Financial Group, Inc.        Worldwide Wireless Networks, Inc.
1301 York Road, Ste. 400        770 The City Drive South, Ste. 3700
Lutherville, Maryland 21093        Orange, CA  92868

Columbia Financial Group

Attorney's Fees

In the event any litigation or controversy, including arbitration, arises out of or in connection with this Agreement between the Parties hereto, the prevailing party in such litigation, arbitration or controversy, shall be entitled to recover from the other party or parties, all reasonable attorney's fees expenses and suit costs, including those associated within the appellate or post judgment collections proceedings.

Arbitration

10. In connection with any controversy or claim arising out of or relating to this Agreement, the Parties hereto agree that such controversy shall be submitted to arbitration, in conformity with the Federal Arbitration Act (Section 9 U.S. Code Section 901 et seq.), and shall be conducted in accordance with the Rules of the American Arbitration Association. Any judgment rendered as a result of the arbitration of any dispute herein, shall upon being rendered by the arbitrators be submitted to a Court of competent jurisdiction with the state of Maryland, if initiated by the Consultant, or in the state of California by the Corporation.

Governing Law

11. This Agreement shall be construed under and in accordance with the laws of the State of California, and all parties hereby consent to California as the proper jurisdiction for said proceeding provided herein.

Parties Bound

12. This Agreement shall be binding on and inure to the benefit of the contracting parties and their respective heirs, executors, administrators, legal representatives, successors, and assigns when permitted by this Agreement.

Legal Construction

13. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability shall not affect any other provision, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in it.

Prior Agreements Superseded

14. This Agreement constitutes the sole and only Agreement of the contracting parties and supersedes any prior understandings or written or oral agreements between the respective parties. Further, this Agreement may only be modified or changed by written agreement signed by all the parties hereto.

Columbia Financial Group

Multiple Copies or Counterparts of Agreement

15. The original and one or more copies of this Agreement may be executed by one or more of the parties hereto. In such event, all of such executed copies shall have the same force and effect as the executed original, and all of such counterparts taken together shall have the effect of a fully executed original. Further, this Agreement may be signed by the parties and copies hereof delivered to each party by way of facsimile transmission, and such facsimile copies shall be deemed original copies for all purposes if original copies of the parties' signatures are not delivered.

Liability of Miscellaneous Expenses

16. The Corporation shall be responsible to any miscellaneous fees and costs approved in writing prior by the Corporation or its agents to commitment that are unrelated to the agreement made between the Parties.

Headings

17. Headings used throughout this Agreement are for reference and convenience, and in no way define, limit or describe the scope or intent of this Agreement or effect its provisions.

IN WITNESS WHEREOF, the Parties have set their hands and sale as of the date written above.


                                BY:                            /s/
                                Timothy J. Rieu, President
                                Columbia Financial Group, Inc.



                                BY:                          /s/
                                Jack Tortorice
                                Worldwide Wireless Networks, Inc.

[TYPE]EX-10.14 CONSULTANT AGREEMENT, DATED NOVEMBER 2000, BETWEEN
               WORLDWIDE WIRELESS AND COLUMBIA FINANCIAL GROUP

AMENDMENT TO CONSULTANT AGREEMENT

THIS AMENDMENT (the "Amendment") is entered into as of the ____ day of November, 2000,by and between WORLDWIDE WIRELESS NETWORKS, INC., (the "Corporation"), and
COLUMBIA FINANCIAL GROUP, INC. (the "Consultant", collectively with the Corporation, the "Parties"). This Amendment shall modify the terms and conditions of both (i) the Consultant Agreement entered into on the 1st day of June 1999 by and between the Parties
(the "First Agreement"), and (ii) the Consultant Agreement entered into on the 12th day of July 2000, by and between the Parties
(the "Second Agreement", collectively with the First
Agreement, the "Consultant Agreement"), in accordance with
Section 13 of both of the
Consultant Agreements.

WHEREAS, due to market conditions and the current price of the Corporation's common shares, the Board of Directors of the Corporation has elected to amend the exercise price of the warrants contemplated as consideration in the Consultant Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments. Upon execution of this Amendment, the Parties agree to the following:

1.01. Warrants Issued Under the Consultant Agreement. The four hundred thousand (400,000) warrants contemplated as consideration due to the Consultant for services to be provided to the Corporation under the First Agreement and the six hundred thousand (600,000) warrants contemplated as consideration due to the Consultant for services to be provided to the Corporation under the Second Agreement, shall now have an exercise price of One Dollar and Ten Cents ($1.10) per share. The aggregate amount of all one million (1,000,000) of these warrants (the "Warrants") shall be fully vested.

1.02. Term of the Consultant Agreement. The Warrants and the two hundred thousand (200,000) restricted shares of common stock issued to the Consultant pursuant to Section 3 the Second Agreement (the "Restricted Shares") are consideration for services that shall be provided to the Corporation during the period of October 2000 through September 2001. The parties therefore hereby agree that the term of the Second Agreement is amended to reflect such new time period.

1.03. Exercise of Warrants.  The parties hereby agree that:

(a) the Consultant shall exercise six hundred thousand (600,000) of the Warrants for a total purchase price of Six Hundred Sixty
Thousand Dollars ($660,000) at the time the Corporation files its Form SB-2A with the United States Securities and Exchange Commission (the "SEC"); and

(b) the Consultant shall exercise four hundred thousand
(400,000) of the Warrants for a purchase price of Four
Hundred Forty Thousand ($440,000) after the Form SB-2A has been declared effective by the SEC.

2. Miscellaneous Provisions.

2.01. Notices. All notices sent pursuant to the terms and conditions of this Amendment shall be sent as follows:


If to the Corporation:
Worldwide Wireless Networks, Inc.
770 The City Drive South, Suite 3700
Orange, California  92868
Attn:        Mr. Jack Tortorice
        Chairman of the Board
       Chief Executive Officer

With a copy (which shall
Feldhake, August & Roquemore LLP
not constitute notice) to:
19900 MacArthur Blvd., Suite 850
Irvine, California 92612
Attn:        Kenneth S. August, Esq.

If to the Consultant:
Columbia Financial Group, Inc.
1301 York Road, Suite 400
Lutherville, Maryland 21093
Attn:        Mr. Timothy J. Rieu



2.02. Binding Amendment. This Amendment shall constitute a binding amendment to the Consultant Agreement of the parties hereto, enforceable against each of them in accordance with its terms. This Amendment shall inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns, in accordance with the provisions of the Consultant Agreement.

2.03. Entire Understanding. This Amendment constitutes the final understanding between the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes the Consultant Agreement only with respect to the subject matter hereof.

2.04. Headings. The headings provided herein are for convenience only and shall have no force or effect upon the construction or interpretation of any provision hereof.

2.05. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.06. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California, and all parties hereby consent to the State of California as the proper jurisdiction for said proceeding provided herein, as in accordance with the Consultant
Agreement.

2.07. Severable Provisions. The provisions of this Amendment are severable, and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


THE CORPORATION:

WORLDWIDE WIRELESS
  NETWORKS, INC.:                    ATTEST:


   By:        _________________________        By:_________________________
Jack Tortorice                                _________________________
Chairman of the Board
Chief Executive Officer


THE CONSULTANT:

COLUMBIA FINANCIAL                         WITNESS:
  GROUP, INC.:


By:        _________________________        By:_________________________
Timothy J. Rieu                                _________________________
        ________________